YIELD10 BIOSCIENCE, INC.

Form of EMPLOYEE NONCOMPETITION, NONSOLICITATION, CONFIDENTIALITY AND INVENTIONS AGREEMENT

The undersigned _______ in consideration and as a condition of my employment and continued employment by Yield10 Bioscience, Inc. (the “Company”), does hereby agree with the Company as follows:

1.
Noncompetition and Nonsolicitation. During my employment by the Company and for a period of one (1) year thereafter (the “Restricted Period”), I will not directly or indirectly, alone or as a partner, joint venturer, consultant, officer, director, employee, agent, independent contractor or stockholder of any agricultural bioscience company or business organization, including but not limited to Benson Hill, Evogene, Arcadia, and Kaiima, engage in any business activity which is in competition with the products or services being developed, manufactured, marketed, distributed, planned, sold or otherwise provided by the Company; provided, however, that the record or beneficial ownership by me of 1% or less of the outstanding publicly traded capital stock of any such company or business organization shall not be deemed, in and of itself, to be in violation of this Section 1. During the Restricted Period, I will not directly or indirectly in any manner (i) solicit, entice or persuade, or attempt to solicit, entice or persuade, any person employed or engaged by the Company (or any person who was employed or engaged by the Company within the six (6) month period preceding my separation from the Company) to leave his or her employment or engagement with the Company or assist in the recruitment of any such person for such purpose; or (ii) solicit, divert or appropriate, or attempt to solicit, divert or appropriate, the business or prospective business of any customer of the Company (other than on behalf of the Company) or directly or indirectly induce any customer, supplier, vendor, consultant or independent contractor of the Company to terminate or negatively alter his, her or its relationship with the Company.

2.
Confidentiality. I will not at any time, whether during or after the termination of my employment, reveal to any person, association, company, entity or other organization any of the trade secrets or confidential information of the Company or of any third party to whom the Company is under an obligation of confidentiality (including but not limited to trade secrets or confidential information respecting inventions, products, research and development activities, designs, methods, know-how, techniques, processes, plans and proposals, marketing and selling, business plans, budgets and unpublished financial statements, licenses, prices and costs, suppliers and customers) (“Confidential Information”) except as may be required in the ordinary course of performing my duties as an employee of the Company. Further, I shall not use any Confidential Information except as required in the performance of my duties for the Company. Without limiting the generality of the foregoing, I shall not use any Confidential Information for my personal benefit or in any manner which may injure or cause loss, whether directly or indirectly, to the Company.

Further, I agree that, during my employment, I shall not make, use or permit to be used any notes, memoranda, drawings, specification, programs, data, lab results, lab notes, formulas, codes or other materials of any nature relating to any matter within the scope of the business of the Company or concerning any of its dealings or affairs otherwise than for the benefit of the Company. I further agree that I shall not, after the termination of my employment, use or permit to be used any such materials, it being agreed that all of the foregoing are and shall be confidential information or trade secrets of the Company and shall be and remain the sole and exclusive property of the Company, and immediately upon the termination of my employment I shall deliver all Confidential Information, and all copies thereof, to the Company.

3.
Notice Pursuant to Defend Trade Secrets Act. Notwithstanding any provision of this Agreement prohibiting the disclosure of trade secrets or other confidential information, I understand that I may not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney, and (ii) solely for the purpose of reporting or investigating a suspected violation of law, or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition, if I file a lawsuit or other court proceeding against the Company for retaliating against me for reporting a suspected violation of law, I may disclose the trade secret to the attorney representing me and use the trade secret in the court proceeding, if I file any document containing the trade secret under seal and do not disclose the trade secret, except pursuant to court order.

4.
Inventions and Intellectual Property. If at any time or times during my employment I (either alone or with others) make, conceive, discover, reduce to practice or become possessed of any Intellectual Property, as hereinafter defined, such Intellectual Property shall be the sole and absolute property of the Company, as works made for hire or otherwise, and I hereby assign to the Company all of my rights in such Intellectual Property. For purposes hereof, “Intellectual Property” shall mean any invention, modification, discovery, design, development, improvement, process, formula, code, data, technique, know-how, trade secret, work of authorship or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright or similar statutes) during the term of my employment that (a) relates to the field of metabolic engineering, genetic engineering or genome editing of crops to increase yield, add novel traits, alter seed composition or produce new products such as polyhydroxyalkanoates or any other business of the Company or any of the products or services being developed, manufactured or sold by the Company or which may be useful in connection therewith, or (b) results from tasks assigned to me by the Company, or (c) results from the use of facilities owned, leased or contracted for by the Company.

I shall promptly disclose to the Company (or any persons designated by it) all such Intellectual Property and any information relating thereto. I shall also promptly disclose to the Company, and the Company hereby agrees to receive all such disclosures in confidence, any other invention, modification, discovery, design, development, improvement, process, formula, code, data, technique, know-how, trade secret, work of authorship or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright or similar statutes) made, conceived, discovered, reduced to practice or possessed by me (either alone or with others) at any time or times during my employment, for the purposes of determining whether they constitute “Intellectual Property” as defined above.

During my employment and at any time thereafter I will, at the request and cost of the Company, sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may reasonably require to apply for, obtain and vest in the name of the Company alone (or as the Company otherwise directs) and to defend, enforce and maintain any patents, patent applications, copyrights, or other analogous protection with respect to the Intellectual Property in any country throughout the world.

If the Company is unable, after reasonable effort, to secure my signature on any such application or other document relating to any Intellectual Property, whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such application(s) or document(s) and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or other analogous protection thereon with the same legal force and effect as if executed by me.

5.
Prior Inventions. As Exhibit A to this Agreement, I agree to list all inventions or improvements, patents, patent applications, or patent rights relevant to the subject matter of my employment by the Company that have been made or conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company.

6.
No Conflict. Except as provided in the next paragraph of this Section 6, I represent that my performance of the terms of this Agreement, and my performance of my duties as an employee of the Company, does not and will not breach any agreement to which I am bound, including without limitation any agreement to keep in confidence Confidential Information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree that I will not enter into, any agreement, either written or oral, in conflict herewith. During my employment by the Company, I will not improperly use or disclose any confidential information or trade secrets, if any, of any former employer or any other person to whom I have an obligation of confidentiality, and I will not bring onto the premises of the Company any unpublished documents or any property belonging to any former employer or any other person to whom I have an obligation of confidentiality unless consented to in writing by that former employer or person. I will use in the performance of my duties only information which is generally known and used by persons with training and experience comparable to my own, which is common knowledge in the industry or otherwise legally in the public domain, or which is otherwise provided or developed by the Company.

I have attached hereto a copy of each agreement, if any, which presently affects my compliance with the terms of this Agreement. IF THERE ARE ANY SUCH AGREEMENTS, THE UNDERSIGNED SHOULD INITIAL HERE. OTHERWISE IT WILL BE DEEMED THAT THERE ARE NO SUCH EXCLUSIONS. _____.

The parties acknowledge that pages ___ through ____ attached hereto are the only pages attached in response to this Section 6.

7.
Injunctive Relief. I hereby expressly acknowledge that any breach or threatened breach of any of the terms of Sections 1, 2 or 4 of this Agreement shall result in substantial, continuing and irreparable injury to the Company. Therefore, in addition to any other remedy available to the Company, the Company shall be entitled to injunctive or other equitable relief by a court of appropriate jurisdiction in the event of any breach or threatened breach of the terms of Sections 1, 2 or 4 of this Agreement, without posting any bond or security, and without affecting the Company’s right to seek and obtain damages or other equitable relief.

8.
No Employment Obligation. I understand that this Agreement does not create an obligation on the Company or any other person to continue my employment. I acknowledge that my employment with the Company is at-will and therefore may be terminated by the Company or me at any time and for any reason.

9.
Notice of New Business Activity. I agree that during the non-competition and non-solicitation period, I will give notice to the Company of each new business activity I plan to undertake, at least (10) business days prior to beginning any such activity. The notice shall state the name and address of the individual, corporation, association or other entity or organization (“Entity”) for whom such activity is undertaken and the name of my business relationship or position with the Entity. I further agree to provide the Company with other pertinent information concerning such business activity as the Company may reasonably request in order to determine my continued compliance with the obligations under this Agreement.

10.
Amendments. Any amendment to or modification of this Agreement, and any waiver of any provision hereof, shall be in writing and shall be signed by the parties hereto. Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach hereof.

11.
Severability. I agree that this Agreement is intended to be enforced as written. However, if any portion or provision of this Agreement is to any extent declared illegal or unenforceable by a duly authorized court having jurisdiction, then I agree that the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, will not be affected thereby, and each portion and provision of this Agreement will be valid and enforceable to the fullest extent permitted by law.

12.
Headings and Captions. I understand that the headings and captions of the various subdivisions of this Agreement are for convenience of reference only and will in no way modify or affect the meaning or construction of any of the terms or provisions

13.
Survival. I understand that my obligations under this Agreement will continue in accordance with its express terms regardless of any changes in my title, position, duties, salary, compensation or benefits or other terms and conditions of employment. I further understand that my obligations under this Agreement will continue following the termination of my employment regardless of the manner of such termination and will be binding upon my heirs, executors and administrators.

14.
Disclosure to Future Employers. I will provide a copy of this Agreement to any prospective employer, partner or co-venturer prior to entering into an employment, partnership or other business relationship with such person or entity.

15.
Successors. The term “Company” shall include Yield10 Bioscience, Inc., and any of its parents, subsidiaries, divisions, or affiliates. The Company shall have the right to assign this Agreement to its affiliates, successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by such successors and assigns. I expressly consent to be bound by the provisions of this Agreement for the benefit of the Company or any parent, subsidiary or affiliate to whose employ I may be transferred without the necessity that this Agreement be resigned at the time of such transfer.

16.
Governing Law; Jurisdiction; Venue; Waiver of Jury Trial. I agree that this Agreement and the rights and obligations of the parties hereunder will be construed in accordance with and governed by the law of Massachusetts, without giving effect to the conflict of law principles thereof. Any legal action or proceeding with respect to this Agreement shall be brought in the courts of the Commonwealth of Massachusetts or of the United States of America for the District of Massachusetts. By execution and delivery of this Agreement, each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts. ANY ACTION, DEMAND, CLAIM OR COUNTERCLAIM ARISING UNDER OR RELATING TO THIS AGREEMENT SHALL BE RESOLVED BY A JUDGE ALONE AND EACH OF THE COMPANY AND YOU WAIVE ANY RIGHT TO A JURY TRIAL THEREOF.

BY SIGNING BELOW, I CERTIFY THAT I HAVE READ THIS AGREEMENT CAREFULLY AND AM SATISFIED THAT I UNDERSTAND IT COMPLETELY.

EXECUTED as of the ____ day of ____________, 20__.

Signature

Name:
Address:

Accepted and Agreed:

YIELD10 BIOSCIENCE, INC.

By:
Title:

EXHIBIT A
To:    [________________]
From:    ____________________
Date:    ____________________
SUBJECT:     Prior Inventions
The following is a complete list of all inventions or improvements relevant to the subject matter of my employment by the Company that have been made or conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company:
    No inventions or improvements
    See below:
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________
    Additional sheets attached

The following is a list of all patents, patent applications and other patent rights that I invented:
    None
    See below:
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________

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